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                         MFS(R) VARIABLE INSURANCE TRUST

                      MFS(R) EMERGING MARKETS EQUITY SERIES

                      Supplement to the Current Prospectus

     The Board of Trustees that oversees the MFS Emerging Markets Equity Series (the "series"), intends to liquidate and terminate the series as soon as practicable. During the process of liquidating its investments and terminating its investment operations, the series primarily will hold cash and cash equivalents, such as short term U.S. Government securities, commercial paper and bank instruments.

                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 9, 2001.